Exhibit 10.15.1

TERMINATION AGREEMENT

This TERMINATION AGREEMENT, dated as of March 15, 2010 (this “Agreement”) is by and among DynaVox Systems Holdings LLC, a Delaware limited liability company (the “Parent”), DynaVox Systems LLC, a Delaware limited liability company (the “Company”), Vestar Capital Partners, a New York general partnership (“Vestar”), and Park Avenue Equity Management, LLC, a Delaware limited liability company (“PAEM”).

W I T N E S S E T H:

WHEREAS, pursuant to a Management Agreement between Parent, the Company, Vestar and PAEM, dated May 13, 2004 (the “Management Agreement”), each of the Parent and the Company granted Vestar and PAEM certain management rights with respect to the Company; and

WHEREAS, the parties desire to terminate the Management Agreement in accordance with the terms therein;

NOW, THEREFORE, it is agreed as follows:

1.             Termination of the Management Rights Agreement.  Parent, the Company, Vestar and PAEM hereby agree that, effective as of the date of the initial public offering of the Class A common stock of DynaVox Inc., the Management Agreement shall be terminated and of no further force or effect; provided, however, that the provisions of Paragraphs 4, 5, 7 and 8 of the Management Agreement and the joint and several obligation of Parent and the Company to pay Fees accrued during the term of the Management Agreement pursuant to Section 2 of the Management Agreement shall survive the termination of this Agreement.

2.             Governing Law.  This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the state of New York applicable to contracts made and to be performed therein.

3.             Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument, binding upon the parties hereto.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, or have caused this Agreement to be duly executed on their behalf, as of the date first above written.

VESTAR CAPITAL PARTNERS

By its General Partner:

By:
Name:
Title:

PARK AVENUE EQUITY MANAGEMENT, LLC

By:
Name:
Title:

DYNAVOX SYSTEMS HOLDINGS LLC

By:
Name:
Title:

DYNAVOX SYSTEMS LLC

By:
Name:
Title: